Exhibit 99.3

Arthur J. Gallagher & Co.

Information Regarding Non-GAAP Measures

In addition to reporting financial results in accordance with GAAP, this presentation, including these exhibits, provide information regarding EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC margin, Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, organic change in commission, fee and supplemental commission revenues, adjusted revenues, adjusted pretax profit margin, adjusted compensation expense ratio, adjusted operating expense ratio and cash generation. These measures are not in accordance with, or an alternative to, the GAAP information provided in this press release. Gallagher’s management believes that these presentations provide useful information to management, analysts and investors regarding financial and business trends relating to Gallagher’s results of operations and financial condition. Gallagher’s industry peers provide similar supplemental non-GAAP information, although they may not use the same or comparable terminology and may not make identical adjustments. The non-GAAP information provided by Gallagher should be used in addition to, but not as a substitute for, the GAAP information provided.

Adjusted historical presentation. Gallagher believes that the adjusted historical presentation of 2008, 2009 and 2010 statements of earnings, presented on the following pages, provides stockholders and other interested persons with useful information regarding certain financial metrics of Gallagher’s Brokerage and Risk Management segments that will assist such persons in analyzing Gallagher’s historical operating results as they develop a future earnings outlook for Gallagher. The after tax amounts relate to the adjustments were computed using a 40% marginal tax rate.

•	Adjusted revenues - Gallagher defines this measure as revenues from continuing operations adjusted to exclude gains realized from sales of books of business and supplemental commission timing amounts.

•

Adjusted ratios - Pretax profit margin, compensation expense ratio, and operating expense ratio are defined as adjusted pretax earnings from continuing operations, adjusted compensation expense and adjusted operating expense, respectively, each divided by adjusted revenues from continuing operations.

Earnings Measures. Gallagher believes that each of EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC margin, and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, as defined below, provide a meaningful representation of its operating performance. Gallagher considers EBITDAC and EBITDAC margin as a way to measure financial performance on an ongoing basis. Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments are meant to reflect the true operating performance of Gallagher’s brokerage business; consequently, they exclude items that could be considered “non-operating” or “non-core” in nature.

•	EBITDAC – Gallagher defines this measure as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.

•	EBITDAC margin – Gallagher defines this measure as EBITDAC divided by total revenues.

•

Adjusted EBITDAC – Gallagher defines this measure as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, workforce related charges, lease termination related charges, litigation settlement amounts.

•	Adjusted EBITDAC margin – Gallagher defines this measure as Adjusted EBITDAC divided by adjusted revenues.

•

Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments – Gallagher defines this measure as earnings from continuing operations adjusted to exclude the after-tax impact of gains realized from sales of books of business, workforce related charges, lease termination related charges, litigation settlement amounts and the change in estimated acquisition earnout payables, divided by diluted weighted average shares outstanding.

Organic Revenues. Organic change in commission, fee and supplemental commission revenues excludes the first twelve months of net commission, fee and supplemental commission revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year. In addition, organic growth excludes the impact of contingent commission revenues and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2010 foreign exchange rates to the same periods in 2009.

These revenue items are excluded from organic revenues in order to determine a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2011 and beyond. Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Cash generation. Gallagher defines this measure as adjusted EBITDAC further adjusted to add back stock compensation expense (a non-cash charge) and to deduct capital expenditures, interest paid on corporate debt, corporate overhead expenses and income taxes paid. Gallagher considers cash generation as a way to measure net cash generated from its operations on an ongoing basis.

Reconciliation of Non-GAAP Information Presented to GAAP Measure. These exhibits include tabular reconciliations to the most comparable GAAP measures for EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments and cash generation. For organic change in commission, fee and supplemental commission revenues for the Brokerage and Risk Management segments, please see reconciliations in Gallagher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its 2010 quarterly reports on Form 10-Q.

Arthur J. Gallagher & Co.

2008 Adjusted Brokerage Segment Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage Segment	1st Q 08			2nd Q 08			3rd Q 08			4th Q 08			YTD 08
Statement of Earnings	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted
Commissions	$183.4	$—	$183.4	$232.6	$—	$232.6	$226.8	$—	$226.8	$211.4	$—	$211.4	$854.2	$—	$854.2
Fees	50.4	—	50.4	63.5	—	63.5	66.0	—	66.0	70.3	—	70.3	250.2	—	250.2
Supplemental and contingent commissions	17.9	(1.6)	16.3	8.3	3.0	11.3	12.3	2.4	14.7	7.2	2.3	9.5	45.7	6.1	51.8
Investment income	4.6	—	4.6	4.3	—	4.3	3.6	—	3.6	1.4	—	1.4	13.9	—	13.9
Gains realized on books of business sales	1.7	(1.7)	—	3.5	(3.5)	—	5.7	(5.7)	—	12.9	(12.9)	—	23.8	(23.8)	—

Revenues	258.0	(3.3)	254.7	312.2	(0.5)	311.7	314.4	(3.3)	311.1	303.2	(10.6)	292.6	1,187.8	(17.7)	1,170.1

Compensation	167.1	(0.1)	167.0	175.8	(0.9)	174.9	179.6	—	179.6	184.9	(2.9)	182.0	707.4	(3.9)	703.5
Operating	58.7	—	58.7	56.0	—	56.0	60.5	(1.3)	59.2	72.2	(2.3)	69.9	247.4	(3.6)	243.8
Depreciation	3.9	—	3.9	4.7	—	4.7	4.7	—	4.7	4.9	—	4.9	18.2	—	18.2
Amortization	8.8	—	8.8	10.1	—	10.1	10.1	—	10.1	14.2	(2.7)	11.5	43.2	(2.7)	40.5
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Expenses	238.5	(0.1)	238.4	246.6	(0.9)	245.7	254.9	(1.3)	253.6	276.2	(7.9)	268.3	1,016.2	(10.2)	1,006.0

Earnings from continuing operations before income taxes	19.5	(3.2)	16.3	65.6	0.4	66.0	59.5	(2.0)	57.5	27.0	(2.7)	24.3	171.6	(7.5)	164.1
Provision for income taxes	7.6	(1.3)	6.3	26.4	0.2	26.6	23.4	(0.8)	22.6	10.0	(1.1)	8.9	67.4	(3.0)	64.4

Earnings from continuing operations	$11.9	$(1.9)	$10.0	$39.2	$0.2	$39.4	$36.1	$(1.2)	$34.9	$17.0	$(1.6)	$15.4	$104.2	$(4.5)	$99.7

Diluted earnings from continuing operations per share	$0.13	$(0.02)	$0.11	$0.42	$0.00	$0.42	$0.38	$(0.01)	$0.37	$0.18	$(0.02)	$0.16	$1.11	$(0.05)	$1.06
Growth (decline) - revenues	11%		9%	6%		6%	8%		7%	2%		-1%	7%		5%
Organic growth (decline) in commissions, fees and supplemental commissions	2%		2%	0%		0%	1%		1%	-4%		-4%	0%		0%
Compensation expense ratio	65%		66%	56%		56%	57%		58%	61%		62%	60%		60%
Operating expense ratio	23%		23%	18%		18%	19%		19%	24%		24%	21%		21%
Pretax profit margin	8%		6%	21%		21%	19%		18%	9%		8%	14%		14%
EBITDAC margin	12%		11%	26%		26%	24%		23%	15%		14%	20%		19%
Effective tax rate	39%		39%	40%		40%	39%		39%	37%		37%	39%		39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898		92,898	93,545		93,545	94,556		94,556	95,900		95,900	94,179		94,179

EBITDAC
Earnings from continuing operations	$11.9	$(1.9)	$10.0	$39.2	$0.2	$39.4	$36.1	$(1.2)	$34.9	$17.0	$(1.6)	$15.4	$104.2	$(4.5)	$99.7
Provision for income taxes	7.6	(1.3)	6.3	26.4	0.2	26.6	23.4	(0.8)	22.6	10.0	(1.1)	8.9	67.4	(3.0)	64.4
Depreciation	3.9	—	3.9	4.7	—	4.7	4.7	—	4.7	4.9	—	4.9	18.2	—	18.2
Amortization	8.8	—	8.8	10.1	—	10.1	10.1	—	10.1	14.2	(2.7)	11.5	43.2	(2.7)	40.5
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDAC	$32.2	$(3.2)	$29.0	$80.4	$0.4	$80.8	$74.3	$(2.0)	$72.3	$46.1	$(5.4)	$40.7	$233.0	$(10.2)	$222.8

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2008 Adjusted Risk Management Segment Statement of Earnings

(Unaudited - in millions except share and per share data)

Risk Management Segment	1st Q 08			2nd Q 08			3rd Q 08			4th Q 08			YTD 08
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Fees	$115.1	$—	$115.1	$114.1	$—	$114.1	$117.6	$—	$117.6	$114.3	$—	$114.3	$461.1	$—	$461.1
Investment income	1.1	—	1.1	1.1	—	1.1	1.0	—	1.0	0.6	—	0.6	3.8	—	3.8

Revenues	116.2	—	116.2	115.2	—	115.2	118.6	—	118.6	114.9	—	114.9	464.9	—	464.9

Compensation	70.1	—	70.1	70.4	—	70.4	70.4	—	70.4	69.7	—	69.7	280.6	—	280.6
Operating	29.2	—	29.2	29.2	—	29.2	33.8	—	33.8	34.1	(0.6)	33.5	126.3	(0.6)	125.7
Depreciation	3.0	—	3.0	3.2	—	3.2	3.2	—	3.2	2.2	—	2.2	11.6	—	11.6
Amortization	0.1	—	0.1	0.2	—	0.2	0.1	—	0.1	0.1	—	0.1	0.5	—	0.5

Expenses	102.4	—	102.4	103.0	—	103.0	107.5	—	107.5	106.1	(0.6)	105.5	419.0	(0.6)	418.4

Earnings from continuing operations before income taxes	13.8	—	13.8	12.2	—	12.2	11.1	—	11.1	8.8	0.6	9.4	45.9	0.6	46.5
Provision for income taxes	5.3	—	5.3	4.8	—	4.8	4.1	—	4.1	3.5	0.2	3.7	17.7	0.2	17.9

Earnings from continuing operations	$8.5	$—	$8.5	$7.4	$—	$7.4	$7.0	$—	$7.0	$5.3	$0.4	$5.7	$28.2	$0.4	$28.6

Diluted earnings from continuing operations per share	$0.09	$—	$0.09	$0.08	$—	$0.08	$0.08	$—	$0.07	$0.06	$0.00	$0.06	$0.30	$0.00	$0.30
Growth (decline) - revenues	9%		9%	7%		7%	8%		8%	-3%		-3%	5%		5%
Organic growth (decline) in commissions, fees and supplemental commissions	7%		7%	5%		5%	8%		8%	2%		2%	5%		5%
Compensation expense ratio	60%		60%	61%		61%	59%		59%	61%		61%	60%		60%
Operating expense ratio	25%		25%	25%		25%	29%		29%	30%		29%	27%		27%
Pretax profit margin	12%		12%	11%		11%	9%		9%	8%		8%	10%		10%
EBITDAC margin	15%		15%	14%		14%	12%		12%	10%		10%	12%		13%
Effective tax rate	39%		38%	39%		39%	37%		37%	40%		39%	39%		38%

Other Information
Diluted weighted average shares outstanding (000s)	92,898		92,898	93,545		93,545	94,556		94,556	95,900		95,900	94,179		94,179

EBITDAC
Earnings from continuing operations	$8.5	$—	$8.5	$7.4	$—	$7.4	$7.0	$—	$7.0	$5.3	$0.4	$5.7	$28.2	$0.4	$28.6
Provision for income taxes	5.3	—	5.3	4.8	—	4.8	4.1	—	4.1	3.5	0.2	3.7	17.7	0.2	17.9
Depreciation	3.0	—	3.0	3.2	—	3.2	3.2	—	3.2	2.2	—	2.2	11.6	—	11.6
Amortization	0.1	—	0.1	0.2	—	0.2	0.1	—	0.1	0.1	—	0.1	0.5	—	0.5

EBITDAC	$16.9	$—	$16.9	$15.6	$—	$15.6	$14.4	$—	$14.4	$11.1	$0.6	$11.7	$58.0	$0.6	$58.6

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2008 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage & Risk Management Segments Combined	1st Q 08			2nd Q 08			3rd Q 08			4th Q 08			YTD 08
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Commissions	$183.4	$—	$183.4	$232.6	$—	$232.6	$226.8	$—	$226.8	$211.4	$—	$211.4	$854.2	$—	$854.2
Fees	165.5	—	165.5	177.6	—	177.6	183.6	—	183.6	184.6	—	184.6	711.3	—	711.3
Supplemental and contingent commissions	17.9	(1.6)	16.3	8.3	3.0	11.3	12.3	2.4	14.7	7.2	2.3	9.5	45.7	6.1	51.8
Investment income	5.7	—	5.7	5.4	—	5.4	4.6	—	4.6	2.0	—	2.0	17.7	—	17.7
Gains realized on books of business sales	1.7	(1.7)	—	3.5	(3.5)	—	5.7	(5.7)	—	12.9	(12.9)	—	23.8	(23.8)	—

Revenues	374.2	(3.3)	370.9	427.4	(0.5)	426.9	433.0	(3.3)	429.7	418.1	(10.6)	407.5	1,652.7	(17.7)	1,635.0

Compensation	237.2	(0.1)	237.1	246.2	(0.9)	245.3	250.0	—	250.0	254.6	(2.9)	251.7	988.0	(3.9)	984.1
Operating	87.9	—	87.9	85.2	—	85.2	94.3	(1.3)	93.0	106.3	(2.9)	103.4	373.7	(4.2)	369.5
Depreciation	6.9	—	6.9	7.9	—	7.9	7.9	—	7.9	7.1	—	7.1	29.8	—	29.8
Amortization	8.9	—	8.9	10.3	—	10.3	10.2	—	10.2	14.3	(2.7)	11.6	43.7	(2.7)	41.0
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Expenses	340.9	(0.1)	340.8	349.6	(0.9)	348.7	362.4	(1.3)	361.1	382.3	(8.5)	373.8	1,435.2	(10.8)	1,424.4

Earnings from continuing operations before income taxes	33.3	(3.2)	30.1	77.8	0.4	78.2	70.6	(2.0)	68.6	35.8	(2.1)	33.7	217.5	(6.9)	210.6
Provision for income taxes	12.9	(1.3)	11.6	31.2	0.2	31.4	27.5	(0.8)	26.7	13.5	(0.9)	12.6	85.1	(2.8)	82.3

Earnings from continuing operations	$20.4	$(1.9)	$18.5	$46.6	$0.2	$46.8	$43.1	$(1.2)	$41.9	$22.3	$(1.2)	$21.1	$132.4	$(4.1)	$128.3

Diluted earnings from continuing operations per share	$0.22	$(0.02)	$0.20	$0.50	$0.00	$0.50	$0.46	$(0.01)	$0.44	$0.23	$(0.01)	$0.22	$1.41	$(0.04)	$1.36
Growth (decline) - revenues	10%		9%	6%		6%	8%		7%	1%		-2%	6%		5%
Organic growth (decline) in commissions, fees and supplemental commissions	3%		3%	2%		2%	3%		3%	-2%		-2%	1%		1%
Compensation expense ratio	63%		64%	58%		57%	58%		58%	61%		62%	60%		60%
Operating expense ratio	23%		24%	20%		20%	22%		22%	25%		25%	23%		23%
Pretax profit margin	9%		8%	18%		18%	16%		16%	9%		8%	13%		13%
EBITDAC margin	13%		12%	22%		23%	20%		20%	14%		13%	18%		17%
Effective tax rate	39%		39%	40%		40%	39%		39%	38%		37%	39%		39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898		92,898	93,545		93,545	94,556		94,556	95,900		95,900	94,179		94,179

EBITDAC
Earnings from continuing operations	$20.4	$(1.9)	$18.5	$46.6	$0.2	$46.8	$43.1	$(1.2)	$41.9	$22.3	$(1.2)	$21.1	$132.4	$(4.1)	$128.3
Provision for income taxes	12.9	(1.3)	11.6	31.2	0.2	31.4	27.5	(0.8)	26.7	13.5	(0.9)	12.6	85.1	(2.8)	82.3
Depreciation	6.9	—	6.9	7.9	—	7.9	7.9	—	7.9	7.1	—	7.1	29.8	—	29.8
Amortization	8.9	—	8.9	10.3	—	10.3	10.2	—	10.2	14.3	(2.7)	11.6	43.7	(2.7)	41.0
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDAC	$49.1	$(3.2)	$45.9	$96.0	$0.4	$96.4	$88.7	$(2.0)	$86.7	$57.2	$(4.8)	$52.4	$291.0	$(9.6)	$281.4

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2009 Adjusted Brokerage Segment Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage Segment	1st Q 09			2nd Q 09			3rd Q 09			4th Q 09			YTD 09
Statement of Earnings	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted	Reported	Adjust-ments	Adjusted
Commissions	$198.0	$—	$198.0	$249.7	$—	$249.7	$237.0	$—	$237.0	$228.2	$—	$228.2	$912.9	$—	$912.9
Fees	54.8	—	54.8	73.9	—	73.9	75.8	—	75.8	77.6	—	77.6	282.1	—	282.1
Supplemental and contingent commissions	29.5	(8.2)	21.3	11.8	4.4	16.2	10.3	5.3	15.6	13.4	(0.1)	13.3	65.0	1.4	66.4
Investment income	1.1	—	1.1	1.4	—	1.4	1.0	—	1.0	1.1	—	1.1	4.6	—	4.6
Gains realized on books of business sales	6.1	(6.1)	—	3.3	(3.3)	—	1.7	(1.7)	—	0.5	(0.5)	—	11.6	(11.6)	—

Revenues	289.5	(14.3)	275.2	340.1	1.1	341.2	325.8	3.6	329.4	320.8	(0.6)	320.2	1,276.2	(10.2)	1,266.0

Compensation	182.3	(0.1)	182.2	199.5	(0.6)	198.9	190.3	(0.8)	189.5	206.6	(4.0)	202.6	778.7	(5.5)	773.2
Operating	51.1	—	51.1	51.1	(0.3)	50.8	54.5	(0.8)	53.7	61.3	(2.5)	58.8	218.0	(3.6)	214.4
Depreciation	4.7	—	4.7	4.7	—	4.7	4.7	—	4.7	4.7	—	4.7	18.8	—	18.8
Amortization	12.2	—	12.2	13.9	—	13.9	13.7	—	13.7	14.5	—	14.5	54.3	—	54.3
Change in estimated acquisition earnout payables	—	—	—	1.4	—	1.4	1.2	—	1.2	1.5	—	1.5	4.1	—	4.1

Expenses	250.3	(0.1)	250.2	270.6	(0.9)	269.7	264.4	(1.6)	262.8	288.6	(6.5)	282.1	1,073.9	(9.1)	1,064.8

Earnings from continuing operations before income taxes	39.2	(14.2)	25.0	69.5	2.0	71.5	61.4	5.2	66.6	32.2	5.9	38.1	202.3	(1.1)	201.2
Provision for income taxes	15.1	(5.7)	9.4	28.0	0.8	28.8	24.5	2.1	26.6	11.0	2.4	13.4	78.6	(0.4)	78.2

Earnings from continuing operations	$24.1	$(8.5)	$15.6	$41.5	$1.2	$42.7	$36.9	$3.1	$40.0	$21.2	$3.5	$24.7	$123.7	$(0.7)	$123.0

Diluted earnings from continuing operations per share	$0.25	$(0.09)	$0.16	$0.41	$0.01	$0.42	$0.36	$0.03	$0.39	$0.21	$0.03	$0.24	$1.23	$(0.01)	$1.22
Growth (decline) - revenues	12%		8%	9%		9%	4%		6%	6%		9%	7%		8%
Organic growth (decline) in commissions, fees and supplemental commissions	-4%		-4%	-1%		-1%	-4%		-4%	0%		0%	-2%		-2%
Compensation expense ratio	63%		66%	59%		58%	58%		58%	64%		63%	61%		61%
Operating expense ratio	18%		19%	15%		15%	17%		16%	19%		18%	17%		17%
Pretax profit margin	14%		9%	20%		21%	19%		20%	10%		12%	16%		16%
EBITDAC margin	19%		15%	26%		27%	25%		26%	16%		18%	22%		22%
Effective tax rate	39%		38%	40%		40%	40%		40%	34%		35%	39%		39%

Other Information
Diluted weighted average shares outstanding (000s)	98,084		98,084	100,717		100,717	101,550		101,550	102,213		102,213	100,625		100,625

EBITDAC
Earnings from continuing operations	$24.1	$(8.5)	$15.6	$41.5	$1.2	$42.7	$36.9	$3.1	$40.0	$21.2	$3.5	$24.7	$123.7	$(0.7)	$123.0
Provision for income taxes	15.1	(5.7)	9.4	28.0	0.8	28.8	24.5	2.1	26.6	11.0	2.4	13.4	78.6	(0.4)	78.2
Depreciation	4.7	—	4.7	4.7	—	4.7	4.7	—	4.7	4.7	—	4.7	18.8	—	18.8
Amortization	12.2	—	12.2	13.9	—	13.9	13.7	—	13.7	14.5	—	14.5	54.3	—	54.3
Change in estimated acquisition earnout payables	—	—	—	1.4	—	1.4	1.2	—	1.2	1.5	—	1.5	4.1	—	4.1

EBITDAC	$56.1	$(14.2)	$41.9	$89.5	$2.0	$91.5	$81.0	$5.2	$86.2	$52.9	$5.9	$58.8	$279.5	$(1.1)	$278.4

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2009 Adjusted Risk Management Segment Statement of Earnings

(Unaudited - in millions except share and per share data)

Risk Management Segment	1st Q 09			2nd Q 09			3rd Q 09			4th Q 09			YTD 09
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Fees	$111.8	$—	$111.8	$113.0	$—	$113.0	$113.1	$—	$113.1	$113.8	$—	$113.8	$451.7	$—	$451.7
Investment income	0.4	—	0.4	0.3	—	0.3	0.4	—	0.4	0.4	—	0.4	1.5	—	1.5

Revenues	112.2	—	112.2	113.3	—	113.3	113.5	—	113.5	114.2	—	114.2	453.2	—	453.2

Compensation	68.1	(0.3)	67.8	69.9	—	69.9	69.9	—	69.9	74.4	(6.2)	68.2	282.3	(6.5)	275.8
Operating	26.6	(0.6)	26.0	27.0	—	27.0	26.2	—	26.2	30.1	(0.7)	29.4	109.9	(1.3)	108.6
Depreciation	3.0	—	3.0	2.8	—	2.8	3.0	—	3.0	2.9	—	2.9	11.7	—	11.7
Amortization	0.2	—	0.2	0.2	—	0.2	0.1	—	0.1	0.2	—	0.2	0.7	—	0.7

Expenses	97.9	(0.9)	97.0	99.9	—	99.9	99.2	—	99.2	107.6	(6.9)	100.7	404.6	(7.8)	396.8

Earnings from continuing operations before income taxes	14.3	0.9	15.2	13.4	—	13.4	14.3	—	14.3	6.6	6.9	13.5	48.6	7.8	56.4
Provision for income taxes	5.6	0.4	6.0	5.5	—	5.5	5.6	—	5.6	1.2	2.8	4.0	17.9	3.2	21.1

Earnings from continuing operations	$8.7	$0.5	$9.2	$7.9	$—	$7.9	$8.7	$—	$8.7	$5.4	$4.1	$9.5	$30.7	$4.6	$35.3

Diluted earnings from continuing operations per share	$0.09	$0.00	$0.09	$0.08	$—	$0.08	$0.09	$—	$0.09	$0.05	$0.04	$0.09	$0.30	$0.05	$0.35
Growth (decline) - revenues	-3%		-3%	-2%		-2%	-4%		-4%	-1%		-1%	-3%		-3%
Organic growth (decline) in commissions, fees and supplemental commissions	1%		1%	2%		2%	-3%		-3%	-4%		-4%	-1%		-1%
Compensation expense ratio	61%		60%	62%		62%	62%		62%	65%		60%	62%		61%
Operating expense ratio	24%		23%	24%		24%	23%		23%	26%		26%	24%		24%
Pretax profit margin	13%		14%	12%		12%	13%		13%	6%		12%	11%		12%
EBITDAC margin	16%		16%	14%		14%	15%		15%	8%		15%	13%		15%
Effective tax rate	39%		39%	41%		41%	39%		39%	18%		30%	37%		37%

Other Information
Diluted weighted average shares outstanding (000s)	98,084		98,084	100,717		100,717	101,550		101,550	102,213		102,213	100,625		100,625

EBITDAC
Earnings from continuing operations	$8.7	$0.5	$9.2	$7.9	$—	$7.9	$8.7	$—	$8.7	$5.4	$4.1	$9.5	$30.7	$4.6	$35.3
Provision for income taxes	5.6	0.4	6.0	5.5	—	5.5	5.6	—	5.6	1.2	2.8	4.0	17.9	3.2	21.1
Depreciation	3.0	—	3.0	2.8	—	2.8	3.0	—	3.0	2.9	—	2.9	11.7	—	11.7
Amortization	0.2	—	0.2	0.2	—	0.2	0.1	—	0.1	0.2	—	0.2	0.7	—	0.7

EBITDAC	$17.5	$0.9	$18.4	$16.4	$—	$16.4	$17.4	$—	$17.4	$9.7	$6.9	$16.6	$61.0	$7.8	$68.8

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2009 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage & Risk Management Segments Combined	1st Q 09			2nd Q 09			3rd Q 09			4th Q 09			YTD 09
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Commissions	$198.0	$—	$198.0	$249.7	$—	$249.7	$237.0	$—	$237.0	$228.2	$—	$228.2	$912.9	$—	$912.9
Fees	166.6	—	166.6	186.9	—	186.9	188.9	—	188.9	191.4	—	191.4	733.8	—	733.8
Supplemental and contingent commissions	29.5	(8.2)	21.3	11.8	4.4	16.2	10.3	5.3	15.6	13.4	(0.1)	13.3	65.0	1.4	66.4
Investment income	1.5	—	1.5	1.7	—	1.7	1.4	—	1.4	1.5	—	1.5	6.1	—	6.1
Gains realized on books of business sales	6.1	(6.1)	—	3.3	(3.3)	—	1.7	(1.7)	—	0.5	(0.5)	—	11.6	(11.6)	—

Revenues	401.7	(14.3)	387.4	453.4	1.1	454.5	439.3	3.6	442.9	435.0	(0.6)	434.4	1,729.4	(10.2)	1,719.2

Compensation	250.4	(0.4)	250.0	269.4	(0.6)	268.8	260.2	(0.8)	259.4	281.0	(10.2)	270.8	1,061.0	(12.0)	1,049.0
Operating	77.7	(0.6)	77.1	78.1	(0.3)	77.8	80.7	(0.8)	79.9	91.4	(3.2)	88.2	327.9	(4.9)	323.0
Depreciation	7.7	—	7.7	7.5	—	7.5	7.7	—	7.7	7.6	—	7.6	30.5	—	30.5
Amortization	12.4	—	12.4	14.1	—	14.1	13.8	—	13.8	14.7	—	14.7	55.0	—	55.0
Change in estimated acquisition earnout payables	—	—	—	1.4	—	1.4	1.2	—	1.2	1.5	—	1.5	4.1	—	4.1

Expenses	348.2	(1.0)	347.2	370.5	(0.9)	369.6	363.6	(1.6)	362.0	396.2	(13.4)	382.8	1,478.5	(16.9)	1,461.6

Earnings from continuing operations before income taxes	53.5	(13.3)	40.2	82.9	2.0	84.9	75.7	5.2	80.9	38.8	12.8	51.6	250.9	6.7	257.6
Provision for income taxes	20.7	(5.3)	15.4	33.5	0.8	34.3	30.1	2.1	32.2	12.2	5.2	17.4	96.5	2.8	99.3

Earnings from continuing operations	$32.8	$(8.0)	$24.8	$49.4	$1.2	$50.6	$45.6	$3.1	$48.7	$26.6	$7.6	$34.2	$154.4	$3.9	$158.3

Diluted earnings from continuing operations per share	$0.34	$(0.08)	$0.25	$0.49	$0.01	$0.50	$0.45	$0.03	$0.48	$0.26	$0.07	$0.33	$1.53	$0.04	$1.57
Growth (decline) - revenues	7%		4%	6%		6%	1%		3%	4%		7%	5%		5%
Organic growth (decline) in commissions, fees and supplemental commissions	-2%		-2%	0%		0%	-4%		-4%	-1%		-1%	-2%		-2%
Compensation expense ratio	62%		65%	59%		59%	59%		59%	65%		62%	61%		61%
Operating expense ratio	19%		20%	17%		17%	18%		18%	21%		20%	19%		19%
Pretax profit margin	13%		10%	18%		19%	17%		18%	9%		12%	15%		15%
EBITDAC margin	18%		16%	23%		24%	22%		23%	14%		17%	20%		20%
Effective tax rate	39%		38%	40%		40%	40%		40%	31%		34%	38%		39%

Other Information
Diluted weighted average shares outstanding (000s)	98,084		98,084	100,717		100,717	101,550		101,550	102,213		102,213	100,625		100,625

EBITDAC
Earnings from continuing operations	$32.8	$(8.0)	$24.8	$49.4	$1.2	$50.6	$45.6	$3.1	$48.7	$26.6	$7.6	$34.2	$154.4	$3.9	$158.3
Provision for income taxes	20.7	(5.3)	15.4	33.5	0.8	34.3	30.1	2.1	32.2	12.2	5.2	17.4	96.5	2.8	99.3
Depreciation	7.7	—	7.7	7.5	—	7.5	7.7	—	7.7	7.6	—	7.6	30.5	—	30.5
Amortization	12.4	—	12.4	14.1	—	14.1	13.8	—	13.8	14.7	—	14.7	55.0	—	55.0
Change in estimated acquisition earnout payables	—	—	—	1.4	—	1.4	1.2	—	1.2	1.5	—	1.5	4.1	—	4.1

EBITDAC	$73.6	$(13.3)	$60.3	$105.9	$2.0	$107.9	$98.4	$5.2	$103.6	$62.6	$12.8	$75.4	$340.5	$6.7	$347.2

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2010 Adjusted Brokerage Segment Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage Segment	1st Q 10			2nd Q 10			3rd Q 10			4th Q 10			YTD 10
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Commissions	$204.2	$—	$204.2	$257.0	$—	$257.0	$251.9	$—	$251.9	$244.2	$—	$244.2	$957.3	$—	$957.3
Fees	54.9	—	54.9	68.5	—	68.5	74.8	—	74.8	76.7	—	76.7	274.9	—	274.9
Supplemental and contingent commissions	43.4	(14.7)	28.7	19.3	—	19.3	19.7	—	19.7	15.2	—	15.2	97.6	(14.7)	82.9
Investment income	1.0	—	1.0	1.6	—	1.6	1.1	—	1.1	1.2	—	1.2	4.9	—	4.9
Gains realized on books of business sales	0.9	(0.9)	—	0.6	(0.6)	—	3.8	(3.8)	—	0.6	(0.6)	—	5.9	(5.9)	—

Revenues	304.4	(15.6)	288.8	347.0	(0.6)	346.4	351.3	(3.8)	347.5	337.9	(0.6)	337.3	1,340.6	(20.6)	1,320.0

Compensation	191.5	(0.4)	191.1	206.7	(3.2)	203.5	205.0	(1.2)	203.8	213.9	(1.5)	212.4	817.1	(6.3)	810.8
Operating	53.3	(0.1)	53.2	57.0	(4.0)	53.0	57.1	—	57.1	56.2	—	56.2	223.6	(4.1)	219.5
Depreciation	4.6	—	4.6	4.9	—	4.9	5.1	—	5.1	4.9	—	4.9	19.5	—	19.5
Amortization	13.7	—	13.7	16.5	(2.3)	14.2	14.4	—	14.4	15.2	—	15.2	59.8	(2.3)	57.5
Change in estimated acquisition earnout payables	1.9	(0.5)	1.4	(0.9)	2.5	1.6	(3.9)	5.6	1.7	0.3	1.2	1.5	(2.6)	8.8	6.2

Expenses	265.0	(1.0)	264.0	284.2	(7.0)	277.2	277.7	4.4	282.1	290.5	(0.3)	290.2	1,117.4	(3.9)	1,113.5

Earnings from continuing operations before income taxes	39.4	(14.6)	24.8	62.8	6.4	69.2	73.6	(8.2)	65.4	47.4	(0.3)	47.1	223.2	(16.7)	206.5
Provision for income taxes	15.9	(5.8)	10.1	25.4	2.6	28.0	29.4	(3.3)	26.1	17.0	(0.1)	16.9	87.7	(6.6)	81.1

Earnings from continuing operations	$23.5	$(8.8)	$14.7	$37.4	$3.8	$41.2	$44.2	$(4.9)	$39.3	$30.4	$(0.2)	$30.2	$135.5	$(10.1)	$125.4

Diluted earnings from continuing operations per share	$0.23	$(0.09)	$0.14	$0.36	$0.04	$0.39	$0.42	$(0.05)	$0.37	$0.28	$(0.00)	$0.28	$1.29	$(0.10)	$1.19
Growth (decline) - revenues	5%		5%	2%		2%	3%		5%	5%		5%	5%		4%
Organic growth (decline) in commissions, fees and supplemental commissions	-3%		-3%	-3%		-3%	0%		0%	0%		0%	-2%		-2%
Compensation expense ratio	63%		66%	60%		59%	58%		59%	63%		63%	61%		61%
Operating expense ratio	18%		18%	16%		15%	16%		16%	17%		17%	17%		17%
Pretax profit margin	13%		9%	18%		20%	21%		19%	14%		14%	17%		16%
EBITDAC margin	20%		15%	24%		26%	25%		25%	20%		20%	22%		22%
Effective tax rate	40%		41%	40%		40%	40%		40%	36%		36%	39%		39%

Other Information
Diluted weighted average shares outstanding (000s)	102,936		102,936	104,648		104,648	105,736		105,736	107,327		107,327	105,099		105,099

EBITDAC
Earnings from continuing operations	$23.5	$(8.8)	$14.7	$37.4	$3.8	$41.2	$44.2	$(4.9)	$39.3	$30.4	$(0.2)	$30.2	$135.5	$(10.1)	$125.4
Provision for income taxes	15.9	(5.8)	10.1	25.4	2.6	28.0	29.4	(3.3)	26.1	17.0	(0.1)	16.9	87.7	(6.6)	81.1
Depreciation	4.6	—	4.6	4.9	—	4.9	5.1	—	5.1	4.9	—	4.9	19.5	—	19.5
Amortization	13.7	—	13.7	16.5	(2.3)	14.2	14.4	—	14.4	15.2	—	15.2	59.8	(2.3)	57.5
Change in estimated acquisition earnout payables	1.9	(0.5)	1.4	(0.9)	2.5	1.6	(3.9)	5.6	1.7	0.3	1.2	1.5	(2.6)	8.8	6.2

EBITDAC	$59.6	$(15.1)	$44.5	$83.3	$6.6	$89.9	$89.2	$(2.6)	$86.6	$67.8	$0.9	$68.7	$299.9	$(10.2)	$289.7

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2010 Adjusted Risk Management Statement of Earnings

(Unaudited - in millions except share and per share data)

Risk Management Segment	1st Q 10			2nd Q 10			3rd Q 10			4th Q 10			YTD 10
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Fees	$110.1	$—	$110.1	$110.9	$—	$110.9	$110.9	$—	$110.9	$128.2	$—	$128.2	$460.1	$—	$460.1
Investment income	0.4	—	0.4	0.5	—	0.5	0.5	—	0.5	0.6	—	0.6	2.0	—	2.0

Revenues	110.5	—	110.5	111.4	—	111.4	111.4	—	111.4	128.8	—	128.8	462.1	—	462.1

Compensation	67.7	—	67.7	66.7	(0.2)	66.5	72.5	(3.6)	68.9	81.1	(2.9)	78.2	288.0	(6.7)	281.3
Operating	24.2	—	24.2	28.2	(0.2)	28.0	24.9	0.7	25.6	31.8	(0.8)	31.0	109.1	(0.3)	108.8
Depreciation	3.0	—	3.0	3.0	—	3.0	3.1	—	3.1	3.3	—	3.3	12.4	—	12.4
Amortization	0.2	—	0.2	0.1	—	0.1	0.1	—	0.1	0.6	—	0.6	1.0	—	1.0

Expenses	95.1	—	95.1	98.0	(0.4)	97.6	100.6	(2.9)	97.7	116.8	(3.7)	113.1	410.5	(7.0)	403.5

Earnings from continuing operations before income taxes	15.4	—	15.4	13.4	0.4	13.8	10.8	2.9	13.7	12.0	3.7	15.7	51.6	7.0	58.6
Provision for income taxes	6.2	—	6.2	5.3	0.2	5.5	4.4	1.2	5.6	4.4	1.5	5.9	20.3	2.9	23.2

Earnings from continuing operations	$9.2	$—	$9.2	$8.1	$0.2	$8.3	$6.4	$1.7	$8.1	$7.6	$2.2	$9.8	$31.3	$4.1	$35.4

Diluted earnings from continuing operations per share	$0.09	$—	$0.09	$0.08	$0.00	$0.08	$0.06	$0.02	$0.08	$0.07	$0.02	$0.09	$0.30	$0.04	$0.34
Growth (decline) - revenues	-2%		-2%	-2%		-2%	-2%		-2%	13%		13%	2%		2%
Organic growth (decline) in commissions, fees and supplemental commissions	-5%		-5%	-3%		-3%	-3%		-3%	0%		0%	-3%		-3%
Compensation expense ratio	61%		61%	60%		60%	65%		62%	63%		61%	62%		61%
Operating expense ratio	22%		22%	25%		25%	22%		23%	25%		24%	24%		24%
Pretax profit margin	14%		14%	12%		12%	10%		12%	9%		12%	11%		13%
EBITDAC margin	17%		17%	15%		15%	13%		15%	12%		15%	14%		16%
Effective tax rate	40%		40%	40%		40%	41%		41%	37%		38%	39%		40%

Other Information
Diluted weighted average shares outstanding (000s)	102,936		102,936	104,648		104,648	105,736		105,736	107,327		107,327	105,099		105,099

EBITDAC
Earnings from continuing operations	$9.2	$—	$9.2	$8.1	$0.2	$8.3	$6.4	$1.7	$8.1	$7.6	$2.2	$9.8	$31.3	$4.1	$35.4
Provision for income taxes	6.2	—	6.2	5.3	0.2	5.5	4.4	1.2	5.6	4.4	1.5	5.9	20.3	2.9	23.2
Depreciation	3.0	—	3.0	3.0	—	3.0	3.1	—	3.1	3.3	—	3.3	12.4	—	12.4
Amortization	0.2	—	0.2	0.1	—	0.1	0.1	—	0.1	0.6	—	0.6	1.0	—	1.0

EBITDAC	$18.6	$—	$18.6	$16.5	$0.4	$16.9	$14.0	$2.9	$16.9	$15.9	$3.7	$19.6	$65.0	$7.0	$72.0

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

2010 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings

(Unaudited - in millions except share and per share data)

Brokerage & Risk Management Segments Combined	1st Q 10			2nd Q 10			3rd Q 10			4th Q 10			YTD 10
Statement of Earnings	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted	Reported	Adjust- ments	Adjusted
Commissions	$204.2	$—	$204.2	$257.0	$—	$257.0	$251.9	$—	$251.9	$244.2	$—	$244.2	$957.3	$—	$957.3
Fees	165.0	—	165.0	179.4	—	179.4	185.7	—	185.7	204.9	—	204.9	735.0	—	735.0
Supplemental and contingent commissions	43.4	(14.7)	28.7	19.3	—	19.3	19.7	—	19.7	15.2	—	15.2	97.6	(14.7)	82.9
Investment income	1.4	—	1.4	2.1	—	2.1	1.6	—	1.6	1.8	—	1.8	6.9	—	6.9
Gains realized on books of business sales	0.9	(0.9)	—	0.6	(0.6)	—	3.8	(3.8)	—	0.6	(0.6)	—	5.9	(5.9)	—

Revenues	414.9	(15.6)	399.3	458.4	(0.6)	457.8	462.7	(3.8)	458.9	466.7	(0.6)	466.1	1,802.7	(20.6)	1,782.1

Compensation	259.2	(0.4)	258.8	273.4	(3.4)	270.0	277.5	(4.8)	272.7	295.0	(4.4)	290.6	1,105.1	(13.0)	1,092.1
Operating	77.5	(0.1)	77.4	85.2	(4.2)	81.0	82.0	0.7	82.7	88.0	(0.8)	87.2	332.7	(4.4)	328.3
Depreciation	7.6	—	7.6	7.9	—	7.9	8.2	—	8.2	8.2	—	8.2	31.9	—	31.9
Amortization	13.9	—	13.9	16.6	(2.3)	14.3	14.5	—	14.5	15.8	—	15.8	60.8	(2.3)	58.5
Change in estimated acquisition earnout payables	1.9	(0.5)	1.4	(0.9)	2.5	1.6	(3.9)	5.6	1.7	0.3	1.2	1.5	(2.6)	8.8	6.2

Expenses	360.1	(1.0)	359.1	382.2	(7.4)	374.8	378.3	1.5	379.8	407.3	(4.0)	403.3	1,527.9	(10.9)	1,517.0

Earnings from continuing operations before income taxes	54.8	(14.6)	40.2	76.2	6.8	83.0	84.4	(5.3)	79.1	59.4	3.4	62.8	274.8	(9.7)	265.1
Provision for income taxes	22.1	(5.8)	16.3	30.7	2.8	33.5	33.8	(2.1)	31.7	21.4	1.4	22.8	108.0	(3.7)	104.3

Earnings from continuing operations	$32.7	$(8.8)	$23.9	$45.5	$4.0	$49.5	$50.6	$(3.2)	$47.4	$38.0	$2.0	$40.0	$166.8	$(6.0)	$160.8

Diluted earnings from continuing operations per share	$0.32	$(0.09)	$0.23	$0.44	$0.04	$0.47	$0.48	$(0.03)	$0.45	$0.35	$0.02	$0.37	$1.59	$(0.06)	$1.53
Growth (decline) - revenues	3%		3%	1%		1%	2%		4%	6%		7%	4%		4%
Organic growth (decline) in commissions, fees and supplemental commissions	-4%		-4%	-3%		-3%	-1%		-1%	0%		0%	-2%		-2%
Compensation expense ratio	62%		65%	60%		59%	60%		59%	63%		62%	61%		61%
Operating expense ratio	19%		19%	19%		18%	18%		18%	19%		19%	18%		18%
Pretax profit margin	13%		10%	17%		18%	18%		17%	13%		13%	15%		15%
EBITDAC margin	19%		16%	22%		23%	22%		23%	18%		19%	20%		20%
Effective tax rate	40%		41%	40%		40%	40%		40%	36%		36%	39%		39%

Other Information
Diluted weighted average shares outstanding (000s)	102,936		102,936	104,648		104,648	105,736		105,736	107,327		107,327	105,099		105,099

EBITDAC
Earnings from continuing operations	$32.7	$(8.8)	$23.9	$45.5	$4.0	$49.5	$50.6	$(3.2)	$47.4	$38.0	$2.0	$40.0	$166.8	$(6.0)	$160.8
Provision for income taxes	22.1	(5.8)	16.3	30.7	2.8	33.5	33.8	(2.1)	31.7	21.4	1.4	22.8	108.0	(3.7)	104.3
Depreciation	7.6	—	7.6	7.9	—	7.9	8.2	—	8.2	8.2	—	8.2	31.9	—	31.9
Amortization	13.9	—	13.9	16.6	(2.3)	14.3	14.5	—	14.5	15.8	—	15.8	60.8	(2.3)	58.5
Change in estimated acquisition earnout payables	1.9	(0.5)	1.4	(0.9)	2.5	1.6	(3.9)	5.6	1.7	0.3	1.2	1.5	(2.6)	8.8	6.2

EBITDAC	$78.2	$(15.1)	$63.1	$99.8	$7.0	$106.8	$103.2	$0.3	$103.5	$83.7	$4.6	$88.3	$364.9	$(3.2)	$361.7

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

Arthur J. Gallagher & Co.

Reported Brokerage Segment Statement of Earnings - Quarter over Quarter for 2008 to 2010

(Unaudited - in millions except share and per share data)

Brokerage Segment	Q1 Reported			Q2 Reported			Q3 Reported			Q4 Reported			Full Year Reported
Statement of Earnings	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010
Commissions	$183.4	$198.0	$204.2	$232.6	$249.7	$257.0	$226.8	$237.0	$251.9	$211.4	$228.2	$244.2	$854.2	$912.9	$957.3
Fees	50.4	54.8	54.9	63.5	73.9	68.5	66.0	75.8	74.8	70.3	77.6	76.7	250.2	282.1	274.9
Supplemental and contingent commissions	17.9	29.5	43.4	8.3	11.8	19.3	12.3	10.3	19.7	7.2	13.4	15.2	45.7	65.0	97.6
Investment income	4.6	1.1	1.0	4.3	1.4	1.6	3.6	1.0	1.1	1.4	1.1	1.2	13.9	4.6	4.9
Gains realized on books of business sales	1.7	6.1	0.9	3.5	3.3	0.6	5.7	1.7	3.8	12.9	0.5	0.6	23.8	11.6	5.9

Revenues	258.0	289.5	304.4	312.2	340.1	347.0	314.4	325.8	351.3	303.2	320.8	337.9	1,187.8	1,276.2	1,340.6

Compensation	167.1	182.3	191.5	175.8	199.5	206.7	179.6	190.3	205.0	184.9	206.6	213.9	707.4	778.7	817.1
Operating	58.7	51.1	53.3	56.0	51.1	57.0	60.5	54.5	57.1	72.2	61.3	56.2	247.4	218.0	223.6
Depreciation	3.9	4.7	4.6	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	10.1	13.9	16.5	10.1	13.7	14.4	14.2	14.5	15.2	43.2	54.3	59.8
Change in estimated acquisition earnout payables	—	—	1.9	—	1.4	(0.9)	—	1.2	(3.9)	—	1.5	0.3	—	4.1	(2.6)

Expenses	238.5	250.3	265.0	246.6	270.6	284.2	254.9	264.4	277.7	276.2	288.6	290.5	1,016.2	1,073.9	1,117.4

Earnings from continuing operations before income taxes	19.5	39.2	39.4	65.6	69.5	62.8	59.5	61.4	73.6	27.0	32.2	47.4	171.6	202.3	223.2
Provision for income taxes	7.6	15.1	15.9	26.4	28.0	25.4	23.4	24.5	29.4	10.0	11.0	17.0	67.4	78.6	87.7

Earnings from continuing operations	$11.9	$24.1	$23.5	$39.2	$41.5	$37.4	$36.1	$36.9	$44.2	$17.0	$21.2	$30.4	$104.2	$123.7	$135.5

Diluted earnings from continuing operations per share	$0.13	$0.25	$0.23	$0.42	$0.41	$0.36	$0.38	$0.36	$0.42	$0.18	$0.21	$0.28	$1.11	$1.23	$1.29
Growth (decline) - revenues	11%	12%	5%	6%	9%	2%	8%	4%	3%	2%	6%	5%	7%	7%	5%
Organic growth (decline) in commissions, fees and supplemental commissions	2%	-4%	-3%	0%	-1%	-3%	1%	-4%	0%	-4%	0%	0%	0%	-2%	-2%
Compensation expense ratio	65%	63%	63%	56%	59%	60%	57%	58%	58%	61%	64%	63%	60%	61%	61%
Operating expense ratio	23%	18%	18%	18%	15%	16%	19%	17%	16%	24%	19%	17%	21%	17%	17%
Pretax profit margin	8%	14%	13%	21%	20%	18%	19%	19%	21%	9%	10%	14%	14%	16%	17%
EBITDAC margin	12%	19%	20%	26%	26%	24%	24%	25%	25%	15%	16%	20%	20%	22%	22%
Effective tax rate	39%	39%	40%	40%	40%	40%	39%	40%	40%	37%	34%	36%	39%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	98,084	102,936	93,545	100,717	104,648	94,556	101,550	105,736	95,900	102,213	107,327	94,179	100,625	105,099

EBITDAC
Earnings from continuing operations	$11.9	$24.1	$23.5	$39.2	$41.5	$37.4	$36.1	$36.9	$44.2	$17.0	$21.2	$30.4	$104.2	$123.7	$135.5
Provision for income taxes	7.6	15.1	15.9	26.4	28.0	25.4	23.4	24.5	29.4	10.0	11.0	17.0	67.4	78.6	87.7
Depreciation	3.9	4.7	4.6	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	10.1	13.9	16.5	10.1	13.7	14.4	14.2	14.5	15.2	43.2	54.3	59.8
Change in estimated acquisition earnout payables	—	—	1.9	—	1.4	(0.9)	—	1.2	(3.9)	—	1.5	0.3	—	4.1	(2.6)

EBITDAC	$32.2	$56.1	$59.6	$80.4	$89.5	$83.3	$74.3	$81.0	$89.2	$46.1	$52.9	$67.8	$233.0	$279.5	$299.9

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

The information on this page is being presented to highlight the seasonality of the operating results of the Brokerage segment.

Arthur J. Gallagher & Co.

Adjusted Brokerage Segment Statement of Earnings - Quarter over Quarter for 2008 to 2010

(Unaudited - in millions except share and per share data)

Brokerage Segment	Q1 Adjusted			Q2 Adjusted			Q3 Adjusted			Q4 Adjusted			Full Year Adjusted
Statement of Earnings	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010
Commissions	$183.4	$198.0	$204.2	$232.6	$249.7	$257.0	$226.8	$237.0	$251.9	$211.4	$228.2	$244.2	$854.2	$912.9	$957.3
Fees	50.4	54.8	54.9	63.5	73.9	68.5	66.0	75.8	74.8	70.3	77.6	76.7	250.2	282.1	274.9
Supplemental and contingent commissions	16.3	21.3	28.7	11.3	16.2	19.3	14.7	15.6	19.7	9.5	13.3	15.2	51.8	66.4	82.9
Investment income	4.6	1.1	1.0	4.3	1.4	1.6	3.6	1.0	1.1	1.4	1.1	1.2	13.9	4.6	4.9
Gains realized on books of business sales	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Revenues	254.7	275.2	288.8	311.7	341.2	346.4	311.1	329.4	347.5	292.6	320.2	337.3	1,170.1	1,266.0	1,320.0

Compensation	167.0	182.2	191.1	174.9	198.9	203.5	179.6	189.5	203.8	182.0	202.6	212.4	703.5	773.2	810.8
Operating	58.7	51.1	53.2	56.0	50.8	53.0	59.2	53.7	57.1	69.9	58.8	56.2	243.8	214.4	219.5
Depreciation	3.9	4.7	4.6	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	10.1	13.9	14.2	10.1	13.7	14.4	11.5	14.5	15.2	40.5	54.3	57.5
Change in estimated acquisition earnout payables	—	—	1.4	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

Expenses	238.4	250.2	264.0	245.7	269.7	277.2	253.6	262.8	282.1	268.3	282.1	290.2	1,006.0	1,064.8	1,113.5

Earnings from continuing operations before income taxes	16.3	25.0	24.8	66.0	71.5	69.2	57.5	66.6	65.4	24.3	38.1	47.1	164.1	201.2	206.5
Provision for income taxes	6.3	9.4	10.1	26.6	28.8	28.0	22.6	26.6	26.1	8.9	13.4	16.9	64.4	78.2	81.1

Earnings from continuing operations	$10.0	$15.6	$14.7	$39.4	$42.7	$41.2	$34.9	$40.0	$39.3	$15.4	$24.7	$30.2	$99.7	$123.0	$125.4

Diluted earnings from continuing operations per share	$0.11	$0.16	$0.14	$0.42	$0.42	$0.39	$0.37	$0.39	$0.37	$0.16	$0.24	$0.28	$1.06	$1.22	$1.19
Growth (decline) - revenues	9%	8%	5%	6%	9%	2%	7%	6%	5%	-1%	9%	5%	5%	8%	4%
Organic growth (decline) in commissions, fees and supplemental commissions	2%	-4%	-3%	0%	-1%	-3%	1%	-4%	0%	-4%	0%	0%	0%	-2%	-2%
Compensation expense ratio	66%	66%	66%	56%	58%	59%	58%	58%	59%	62%	63%	63%	60%	61%	61%
Operating expense ratio	23%	19%	18%	18%	15%	15%	19%	16%	16%	24%	18%	17%	21%	17%	17%
Pretax profit margin	6%	9%	9%	21%	21%	20%	18%	20%	19%	8%	12%	14%	14%	16%	16%
EBITDAC margin	11%	15%	15%	26%	27%	26%	23%	26%	25%	14%	18%	20%	19%	22%	22%
Effective tax rate	39%	38%	41%	40%	40%	40%	39%	40%	40%	37%	35%	36%	39%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	98,084	102,936	93,545	100,717	104,648	94,556	101,550	105,736	95,900	102,213	107,327	94,179	100,625	105,099

EBITDAC
Earnings from continuing operations	$10.0	$15.6	$14.7	$39.4	$42.7	$41.2	$34.9	$40.0	$39.3	$15.4	$24.7	$30.2	$99.7	$123.0	$125.4
Provision for income taxes	6.3	9.4	10.1	26.6	28.8	28.0	22.6	26.6	26.1	8.9	13.4	16.9	64.4	78.2	81.1
Depreciation	3.9	4.7	4.6	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	10.1	13.9	14.2	10.1	13.7	14.4	11.5	14.5	15.2	40.5	54.3	57.5
Change in estimated acquisition earnout payables	—	—	1.4	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

EBITDAC	$29.0	$41.9	$44.5	$80.8	$91.5	$89.9	$72.3	$86.2	$86.6	$40.7	$58.8	$68.7	$222.8	$278.4	$289.7

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.

Gallagher does not intend to present this adjusted information in the future.

The information on this page is being presented to highlight the seasonality of the operating results of the Brokerage segment.

Arthur J. Gallagher & Co.

Cash Generation for 2008 to 2010

(Unaudited - in millions)

	2008	2009	2010
Earnings from continuing operations - Brokerage & Risk Management Segments Combined	$132.4	$154.4	$166.8
Provision for income taxes	85.1	96.5	108.0
Depreciation	29.8	30.5	31.9
Amortization	43.7	55.0	60.8
Change in estimated acquisition earnout payables	—	4.1	(2.6)

EBITDAC - Brokerage & Risk Management Segments Combined	291.0	340.5	364.9

Gains from books of business sales and other	(23.8)	(11.6)	(5.9)
Net supplemental commission timing	6.1	1.4	(14.7)
Workforce related charges	3.9	12.0	6.8
Lease termination related charges	4.2	2.7	0.7
Litigation settlements	—	2.2	6.3
GAB Robins integration costs	—	—	3.6

Adjusted EBITDAC - Brokerage & Risk Management Segments Combined	281.4	347.2	361.7

Stock compensation expense	18.3	16.1	15.6
Capital expenditures	(32.0)	(23.5)	(25.4)
Interest and banking costs	(28.9)	(29.5)	(36.4)
Corporate and acquisition costs	(5.4)	(6.2)	(6.9)
Income taxes paid	(40.1)	(27.7)	(37.6)

Cash generation	$193.3	$276.4	$271.0

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.